Fees Summary	Jun. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 575,000,002.50
Previously Paid Amount	0.00
Total Fee Amount	88,032.50
Total Offset Amount	0.00
Net Fee	$ 88,032.50
Final Prospectus	false